SCHEDULE 14A
                              (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                            Exchange Act of 1934
Filed by the Registrant  x
Filed by a Party other than the Registrant _

Check the appropriate box:
_  Preliminary Proxy Statement		 _ Confidential, for Use of the Commission
                                  	Only (as permitted by Rule 14a-6(e)(2))
x  Definitive Proxy Statement

_  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

	     South Dakota State Medical Holding Company, Incorporated
	       	(Name of Registrant as Specified in Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    x	No fee required.
    _ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

    _ Fee paid previously with preliminary materials.

    _ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:
   		May 1, 1997


                            SOUTH DAKOTA STATE MEDICAL
                           HOLDING COMPANY, INCORPORATED
                            1323 South Minnesota Avenue
                          Sioux Falls, South Dakota 57105
MAY 8, 1997


TO ALL CLASS A PREFERRED STOCKHOLDERS:

Enclosed is the Notice of Annual Meeting of Stockholders, Proxy Statement, ballot and proxy to: elect three directors of South Dakota State Medical Holding Company, Incorporated ("DAKOTACARE" or the "Company") for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2000. Also enclosed is the Company's 1996 Annual Report to Shareholders, the Ballot and Proxy for voting and the interim anaudited consolidated financial statements for the quarter ended March 31, 1997.

The Ballot and Proxy must be received at the DAKOTACARE OFFICE and must be postmarked by June 1, 1997.

If you have any questions, please call Kirk Zimmer at DAKOTACARE at
(605) 334-4000.

Sincerely,

By: /s/ Robert D. Johnson

Robert D. Johnson
Chief Executive Officer

                         SOUTH DAKOTA STATE MEDICAL
                        HOLDING COMPANY, INCORPORATED
                         1323 South Minnesota Avenue
                        Sioux Falls, South Dakota 57105

                  	NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
	                                 June 5, 1997

TO THE CLASS A AND B PREFERRED STOCKHOLDERS OF SOUTH DAKOTA STATE MEDICAL HOLDING COMPANY, INCORPORATED:

     	Notice is hereby given that the Annual Meeting of Stockholders of South Dakota State Medical Holding Company, Incorporated ("DAKOTACARE" or the "Company") will be held on Thursday, June 5, 1997, at the Ramkota Inn,
Sioux Falls, South Dakota, at 9:15 a.m., Sioux Falls, South Dakota time, for the following purposes:

1.	To elect three directors of the Company for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2000.

2.	To consider such other business as may properly come before the stockholders for vote at the Annual Meeting.

    	Only the stockholders of record of the Company's Class A Voting Preferred Stock and Class B Voting Preferred Stock at the close of business on April 20, 1997, will be entitled to receive notice of and to vote at the meeting or any adjournment thereof.

    	A form of Ballot and Proxy and Proxy Statement containing more detailed information with respect to the matters to be considered at the Annual
Meeting accompany this notice.

    	NOTE: The Ballot and Proxy must be received at the DAKOTACARE office and must be postmarked by June 1, 1997 (the "Deadline").

    	YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                            						BY ORDER OF THE BOARD OF DIRECTORS,

                                  By: /s/ Guy E. Tam, M.D.

                            						Guy E. Tam, M.D.
						                            Secretary
May 8, 1997

                          SOUTH DAKOTA STATE MEDICAL
                         HOLDING COMPANY, INCORPORATED
                          1323 South Minnesota Avenue
                         Sioux Falls, South Dakota 57105


                                 	PROXY STATEMENT
                                        	FOR
	                         ANNUAL MEETING OF STOCKHOLDERS

                                    	JUNE 5, 1997


     	This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of South Dakota State Medical Holding Company, Incorporated (the "Company" or "DAKOTACARE") for use at a Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, June 5, 1997, at 9:15 a.m., Sioux Falls, South Dakota time, at the Ramkota Inn, Sioux Falls, South Dakota, and at any adjournment or postponement thereof.

     	At the Annual Meeting, the Company's Class A and B stockholders will be asked to consider and vote upon the following proposals described in the enclosed Notice of Annual Meeting:

1.  	To elect three directors of the Company for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2000.

2.   	To consider such other business as may properly come before the stock-
      holders for vote at the Annual Meeting.

     	This Proxy Statement and the form of ballot and proxy enclosed are being mailed to stockholders commencing on or about May 8, 1997. NOTE: The Ballot and Proxy must be received at the DAKOTACARE office and must be postmarked by June 1, 1997 (the "Deadline").


                         	VOTING AND PROXY INFORMATION

    Shares of the Company's Class A Preferred Stock and Class B Preferred Stock represented by ballots and proxies in the form solicited will be voted in the manner directed by a stockholder. If no direction is made by a stockholder, the proxy will be voted for the election of the three nominees named in this Proxy Statement, and in the discretion of the proxy holders, for any other matters that properly come before the stockholders for vote at the Annual Meeting.

   	A stockholder may revoke his or her Ballot and Proxy at any time before the
Deadline by delivering to the Secretary of the Company a written notice of termination of the  proxy's authority or by filing with the Secretary of the
Company another timely Ballot and Proxy bearing a later date.

    	Votes are cast by ballot and proxy for the Annual Meeting and will be tabulated by the inspectors of election appointed by the Company for the meeting, and the number of stockholders voting by proxy will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum for all matters. Shares abstaining with respect to any matter will be treated as unvoted.

    	Only the holders of the Company's Class A Preferred Stock and Class B Preferred Stock whose names appear of record on the Company's books at the close of business on April 20, 1997 (the "Record Date"), will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, a total of 1,040 shares of Class A Preferred Stock, 1,300 shares of Class B Preferred Stock, and 1,505,760 shares of Class C Common Stock were outstanding. The holders of a majority of the Class A Preferred Stock and Class B Preferred Stock issued and outstanding and entitled to vote at the Annual Meeting, represented by proxy, will constitute a quorum for the transaction of business. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is present. The affirmative vote of the holders of a majority of the shares of Class A Preferred Stock and Class B Preferred Stock (voting as one class), represented at the Annual Meeting in person or by proxy, is necessary for the election of directors and the approval of all other matters proposed to the stockholders at the Annual Meeting. Each holder of the Company's Class A Preferred Stock and Class B Preferred Stock, is entitled to one vote for each share held. There is a right to cumulate voting for the election of directors.

    	The Company anticipates that the officers and directors of the Company will vote their shares of Class A Preferred Stock in favor of each of the proposals described in the Notice of Annual Meeting of Stockholders.  The South Dakota
State Medical Association is the only holder of Class B Preferred Stock.  It is anticipated that the South Dakota State Medical Association will vote all of its
Class B Preferred Stock in favor of each of the proposals described in the
Notice of Annual Meeting of Stockholders.

    	Expenses in connection with the solicitation of proxies will be paid by the
Company.  Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company who will receive no extra compensation for their services may solicit proxies by telephone or telecopier.


                             	AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and is required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC") relating to its business, financial statements and other matters. Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street Northwest, Washington, D.C. 20549, and at the SEC's regional offices located at Seven World Trade Center, Suite 1300,
New York, New York 10048 and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials can also be obtained at prescribed rates from the public reference section of the SEC at 450 Fifth Street Northwest, Washington D.C. 20549. In addition, the Commission maintains a web site (address http://www.sec.gov) on the Internet that contains reports, proxy statements and other information for companies like the Company which file electronically.


                                 ELECTION OF DIRECTORS

Nominees and Voting

    	Pursuant to the Company's Bylaws, the Board of Directors consists of nine directors who are elected for three-year terms expiring at each successive
Annual Meeting of Stockholders. Currently, no director may serve more than three consecutive terms. The terms of Dr. James Jackson, Dr. K. Gene Koob, and Dr. Frank D. Messner expire at the 1997 Annual Meeting of Stockholders; the terms of Dr. Robert L. Ferrell, Dr. Ben J. Henderson, and Dr. Douglas M. Holum expire at the 1998 Annual Meeting of Stockholders; and the terms of Dr. Guy E. Tam, Mr. Patrick Beckman and Mr. Jeffrey Rodman expire at the 1999 Annual
Meeting of Stockholders. The Bylaws currently require that eight of the directors be holders of Class A Voting Preferred Stock of the Company and two of the directors be consumers. The Articles of Incorporation restrict ownership of Class A Voting Preferred Stock to medical or osteopathic physicians who have executed Participating Physician Agreements with the Company. To assure equal eligibility and opportunity throughout the state of South Dakota and avoid domination of the Board of Directors by any geographic area or areas, the number of physician directors from any one District Medical Society of the South Dakota State Medical Association can not exceed two. The consumer directors may be from any geographic location which is served by South Dakota State Medical Holding Company and their residence does not affect the geographic restriction for physician directors. The two consumer directors are currently Mr. Patrick Beckman and Mr. Jeffrey Rodman. The officers of the Company are appointed by the Board of Directors and hold office until their successors are chosen and qualified.

	    The persons named in the accompanying proxy will vote for the election of the three nominees described herein, unless authority to vote is withheld.  The
Board of Directors has been informed that each of the three nominees is willing to serve as a director; however, if any nominee should decline or become unable to serve as a director for any reason, the proxy may be voted for such other person as the proxies shall, in their discretion, determine.

Nominee Information

    	The following table sets forth certain information as of April 30, 1997, concerning the three nominees for election as directors of the Company:


     Name                           Age               Position with Company
     ----                           ---               ---------------------

     James A. Engelbrecht, M.D.     50                None
     K. Gene Koob, M.D.             54                Director
     Frank D. Messner, M.D.         54                Director

     Dr. Engelbrecht is the President of the South Dakota State Medical Association and has been engaged in the practice of consultative Rheumatology and internal medicine at the clinic of Drs. Engelbrecht and Weaver in Rapid City, South Dakota, since 1984.

    	Dr. Koob became a director of the Company in June 1994. He is a member of the South Dakota State Medical Association and has been engaged as a neurologist at Neurology Associates in Sioux Falls, South Dakota, since 1974.

    	Dr. Messner became a director of the Company in June 1994. He is a member of the South Dakota State Medical Association and has been engaged as a radiologist at Yankton Radiology in Yankton, South Dakota, since 1974.

Existing Board of Directors

    	The following table sets forth certain information of the existing Board of Directors, excluding those nominated above, as of April 30, 1997.


     Name                          Age          Position
     ----                          ---          --------

     Robert L. Ferrell, M.D.       57           President and Director
     Guy Tam, M.D.                 58           Secretary/Treasurer and Director
     James Jackson, M.D.           54           Director
     Ben J. Henderson, D.O.        54           Director
     Douglas M. Holum, M.D.        37           Director
     Mr. Patrick Beckman           53           Director
     Mr. Jeffrey Rodman            41           Director

    	Dr. Ferrell has been a director since inception and became President in May 1990. Dr. Ferrell is a past President of the South Dakota State Medical Association and has been in practice as an otology, laryngology, rhinology specialist in Rapid City, South Dakota, since 1973.

    	Dr. Tam became a director of the Company in May 1990, and became Secretary in September 1990. Dr. Tam is a member of the South Dakota State Medical Association and has been engaged in practice as a family practitioner at Central Plains Clinic in Sioux Falls, South Dakota, since 1968.

    	Dr. Jackson became a director of the Company in June 1988. He is a member of the South Dakota Medical Association and has been engaged in the practice of cardiology at The Heart Doctors in Rapid City, South Dakota, since 1979.

    	Dr. Henderson became a director of the Company in June 1995. He is a member of the South Dakota State Medical Association and has been engaged in practice as an internist at Mobridge Medical Clinic in Mobridge, South Dakota, since 1975.

    	Dr. Holum became a director of the Company in June 1995. He is a member of the South Dakota State Medical Association and has been engaged in practice as a family practitioner at Mitchell Clinic in Mitchell, South Dakota, since 1992. From 1991 to June 1992, Dr. Holum practiced at Central Minnesota Group Health Plan (a staff-model HMO) in St. Cloud, Minnesota.

    	Mr. Beckman became a director of the Company in June 1991.  Mr. Beckman has been engaged in the real estate business in Sioux Falls, South Dakota, since
1969.  Mr. Beckman was a principal in Beckman-Zea Realty, Inc., from 1979 to
1992.  Since then he is the sole owner of Beckman Realty and Development
Corporation.

    	Mr. Rodman became a director of the Company in June 1996. Mr. Rodman is the Executive Vice President of the South Dakota Bankers Association, a position he has held since 1989. Mr. Rodman has also served as Chairman of South Dakota Banker's Insurance Services, Inc., since 1993.

Director Compensation

    	Each Director receives $250 per Board meeting attended and is reimbursed for costs associated with the attendance of such meetings. The Company currently has no stock options or other equity-based compensation for its directors, officers or other employees.

Committees and Meetings of the Board of Directors

    The Board of Directors of the Company has an Executive Committee consisting of Robert Ferrell, M.D., Chairman and Guy Tam, M.D., an Audit Committee consisting of Guy Tam, M.D., Chairman, K. Gene Koob, M.D., and Frank Messner, M.D., and a Nominating Committee.

   	The Board of Directors held 5 meetings during 1996.  All incumbent directors attended at least 75% of the meetings of the Board and committees of which they were members.

   	The Executive Committee held no meetings during 1996, and the Audit Committee met once during 1996.

    	The Nominating Committee consists of the President-Elect of the South Dakota State Medical Association, one Class A stockholder, and one Director (K. Gene Koob, M.D.). The Nominating Committee met once in 1997 to make the current year nominations.

Compensation Committee Report

    	The Board of Directors currently performs the functions of a compensation committee. Robert D. Johnson participates in the deliberation of all officer's compensation except for his own.

     General Compensation Philosophy

    	During 1996, the Company adopted an executive compensation philosophy under which total compensation was based on pay practices in the Company's geographical region and a person's experience and responsibilities to the Company. Currently, the executive compensation program does not include long-term incentive or equity compensation. Total compensation for 1996 was based on the median pay practices of comparably sized companies in DAKOTACARE's geographic region, the individual's years of experienced, and level of responsibility.

    	CEO Compensation

    	Robert D. Johnson does not have an employment contract, but the Company has established a deferred compensation agreement with him.  A provision has been made for the future compensation which is payable upon the completion of the earlier of 25 years or any earlier retirement age specified by the Board of
Directors by resolution.  Mr. Johnson generally devotes a portion of his time to the Company and to the South Dakota State Medical Association.  He received separate compensation from the South Dakota State Medical Association during
1996, which totaled $110,934, including retirement plan contribution.  Mr.
Johnson's salary for 1996 for the Company was based on a cost of living adjustment from his 1995 salary and a subjective review by the Board of
Directors of his 1996 performance.

Compensation Committee Interlocks and Insider Participation

    	The Board of Directors currently performs the functions of a compensation committee. Robert D. Johnson participates in the deliberation of all officer's compensation except for his own. There are no compensation committee interlocks with other companies and none of the nonemployee directors has been an officer, employee, or insider of the Company or its subsidiaries.

                            EXECUTIVE COMPENSATION


    Name and Principal                                        All Other
    Position                         Year      Salary $       Compensation(1)
    --------                         ----      --------       ---------------

    Robert D. Johnson                1996       $58,632          $12,373
    Chief Executive Officer          1995       $41,330          $13,968
                                     1994       $31,625           $6,440


    Russell H. Harris, M.D. (2)      1996       $48,937           $9,469
    Vice President, Medical Affairs  1995      $101,029          $11,431
                                     1994       $95,662          $10,935

(1)	Consists of retirement plan contribution and premiums paid on the deferred
compensation plan. (2)	Dr. Harris passed away in June 1996.

     No other officer received total annual salary and bonus in excess of $100,000 during 1996, 1995 or 1994.

    	Robert D. Johnson received salaries and retirement contributions totaling $110,934, $110,628, $107,253, from the South Dakota State Medical Association for the years ended 1996, 1995, and 1994, respectively.

    	The Company intends to enter into indemnification agreements with each executive officer and director. The Company has employment agreements with its executive officers and maintains key person insurance of $250,000 on Robert D. Johnson and $188,700 on Kirk J. Zimmer.

                                PERFORMANCE GRAPH

     	No graph is presented because there has been no established market or exchange for the trading of the Class C Voting Common Stock or Class A Preferred Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     	The Company leases office space from the Association. In January 1996 the Company signed a one year lease, which expired December 31, 1996, which required minimum annual rental payments of $158,400. A one year lease was entered into with the Association in January 1997 which requires minimum annual rental payments of $168,120. Total rental payments for office space to the Association were $158,400, $144,650, and $119,000, for the years ended December 31, 1996, 1995, and 1994, respectively. Commencing in 1995, employees of the Foundation provided management services for the Company. Total management fees paid to the Foundation for the years ended December 31, 1996 and 1995, were $138,000 and $46,000, respectively. The Company provides group health insurance coverage for employees of the Association and the Foundation. Total premium income from the affiliates was $85,186, $128,191, $129,535, in the years ended December 31, 1996, 1995, and 1994, respectively.

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth information, as of March 31, 1997, regarding the beneficial ownership of securities of the Company by (i) each person or group who is known by the Company to be the beneficial owner of more than 5% of the outstanding voting securities, (ii) all directors of the Company, (iii) each individual named in the Summary Compensation Table, and
(iv) all directors and executive officers of the Company as a group. The Company believes that the beneficial owners of the securities listed below, based on information furnished by such owners, have sole voting and investment power (or shares such powers with his or her spouse), subject to the terms of the terms of the respective classes of securities of the Company and the information contained in the notes to the table.


                                           	    	Amount & Nature
      Title             	Name and Address of	     of Beneficial      	Percent
      of Class	           Beneficial Owner	         Ownership	        of Class
      --------            ----------------          ---------         --------

      Class B Preferred	 South Dakota State           	1,300	            100%
	                        Medical Association(l)
	                        1323 South Minnesota Avenue
                         Sioux Falls, SD 57105

      Class C Common	    Lloyd Solberg, M.D.        	133,360	           8.86%
	                        P.O. Box 5054
	                        Sioux Falls, SD 57117-5054

      Class A Preferred	 Robert L. Ferrell, M.D.          	1            	.10%
      Class C Common		                                31,840           	2.11%

      Class A Preferred 	Guy E. Tam, M.D.                 	1            	.10%
      Class C Common                                 		4,360            	.29%

      Class A Preferred 	James Jackson, M.D.              	1            	.10%
      Class C Common                                 		3,570            	.24%

      Class C Common	    Patrick Beckman                 	--             	--

      Class A Preferred	 Frank D. Messner, M.D.	           1            	.10%
      Class C Common                                 		8,800            	.58%

      Class A Preferred 	K. Gene Koob, M.D.               	1            	.10%

      Class A Preferred	 Ben J. Henderson, D.O.           	1            	.10%
      Class C Common                                   		560            	.04%

      Class A Preferred 	Douglas M. Holum, M.D.           	1            	.10%

      Class C Common	    Jeffrey J. Rodman	               --             	--

      Class C Common    	Robert D. Johnson(2)        	14,560            	.97%
	                        1323 South Minnesota Avenue
	                        Sioux Falls, SD 57105

      Class A Preferred	 All Directors and Executive      	7	            .67%
	                        Officers as a Group
      Class C Common    	(18 people)	                 92,410           	6.14%

(1)  	The South Dakota State Medical Association is an affiliated company.

(2)  	Robert D. Johnson is the Chief Executive Officer of the South Dakota
State Medical Association.


                     COMPLIANCE WITH SECTION 16 (a) OF
                        THE SECURITIES EXCHANGE ACT

    	Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"), and furnish copies of those reports to the Company. Based solely on a review of the copies of such reports furnished to the Company, and written representations from the executive officers and directors, the Company believes that during 1996 all filing requirements were complied with.


                              	OTHER MATTERS

    	The Board of Directors of the Company knows of no matters which may come before the Annual Meeting other than those referred to above. However, if any procedural or other matters should properly come before the Annual Meeting calling for a vote of the stockholders, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.


                  	INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    	McGladrey & Pullen served as the Company's independent certified public accountants for 1996 and are serving in that capacity for 1997. It is not expected that representatives of McGladrey & Pullen will attend the Annual Meeting of Stockholders or have the opportunity to make a statement or respond to questions.



                	STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     	Any proposal by a stockholder to be presented at the 1998 Annual Meeting must be received at the Company's principal executive offices, 1323 South Minnesota Avenue, Sioux Falls, South Dakota 57105, addressed to Guy E. Tam, M.D., the Secretary of the Company, not later than January 31, 1998.

                                						BY ORDER OF THE BOARD OF DIRECTORS,

                                      By: /s/ Guy E. Tam, M.D.

                                						Guy E. Tam, M.D.
					                                	Secretary

Dated: April 30, 1997